SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 11, 2002

                              eNexi Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                        0-22808                 650884085
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(State or other jurisdiction         (Commission           (I.R.S. Employer
of incorporation)                     File Number)          Identification No.)

                 39012 Carriage Way, Palmdale, California 93551
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           (Address of principal executive office, including Zip code)


        Registrant's telephone number including area code: (949) 756-8181
                                                            -------------
             30 Corporate Park, Suite 455, Irvine, California 92677
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          (Former name or former address, if changed since last report)



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Item 2.           Other Events

         eNexi Holdings, Inc. (the "Company") is currently attempting to locate and negotiate with a business entity for the merger of that target business into the Company. No assurances can be given that the Company will be successful in locating or negotiating with any target business.

         On April 11, 2002, in contemplation of the above described potential merger, the Company's board of directors approved and adopted a plan of distribution whereby the Company will return its capital to its shareholders through a cash distribution of $2,738,827.93 to each of its shareholders of record as of April 12, 2002. The pro-rata distribution shall be made in cash at the rate of $.2814 per share of the Company's common stock.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ENEXI HOLDINGS, INC.
                                              Registrant



Date: April 11, 2002                By:     /s/ Larry Mayle
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                                            Larry Mayle, Chief Executive Officer